UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2023 (July 11, 2023)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PLUR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2023, the board of directors (the “Board”) of Pluri Inc. (the “Company”) appointed Mr. Lorne Abony to serve as a member of the Board, effective immediately, to hold office until the next meeting of shareholders of the Company at which directors are being elected or as set forth in the Company’s bylaws.

Mr. Abony, age 53, is an experienced entrepreneur who has decades of experience building and scaling multi-billion-dollar global businesses – both public and private companies – across multiple industries. He has served as a member of the board of directors of Yooma Wellness Inc. (CSE: YOOM), a company that markets, distributes and sells “wellness” products, including hemp seed oil and hemp-derived and cannabinoid products, since June 2020, of Einride AB, a freight technology company, since December 2021, of Amy Insights Inc., a company that simplifies sales performance tracking, since August 2022, and of VitroLabs Inc., a company that manufactures leather using stem cell-based technologies, since June 2023. Mr. Abony previously served as a member of the board of directors of Emmac Life Sciences Ltd., a medicinal cannabis company, from February 2018 to March 2021. Mr. Abony holds an MBA from Columbia Business School, New York and a J.D. from the University of Windsor, Canada.

Mr. Abony will be appointed to the Compensation Committee and the Audit Committee of the Board. As remuneration for his service as a director, Mr. Abony agreed to forego an annual cash fee and, in return, will receive options to purchase 100,000 common shares, par value $0.00001 per share, which shall vest quarterly over a one year period, at an exercise price of $0.76, under the Company’s 2016 Equity Compensation Plan (the “Plan”), in accordance with the terms of the Plan. Except as set forth herein, there are no arrangements or understandings between Mr. Abony and any other persons pursuant to which he was appointed as a member of the Board.

There are no family relationships between any of the Company’s directors or officers and Mr. Abony. There are no related party transactions involving Mr. Abony that are reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: July 13, 2023	By:	/s/ Chen Franco-Yehuda
	Name: Title:	Chen Franco-Yehuda Chief Financial Officer